                                                                    EXHIBIT 10.2
                              FIRST AMENDMENT TO
                        CREDIT AGREEMENT (BRIDGE LOAN)
                        ------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (BRIDGE LOAN) (the "Amendment") is made as of the 14th day of August, 1998, by and among THE ROUSE COMPANY, a Maryland corporation ("Borrower"), THE HOWARD HUGHES CORPORATION ("HHC"), HOWARD HUGHES PROPERTIES, INC. ("HHP"), THE HOWARD RESEARCH AND DEVELOPMENT CORPORATION ("HRD"; HHC, HHP and HRD are collectively referred to herein as "Guarantors"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), in First Chicago's capacity as Administrative Agent and Lender under the Credit Agreement described below, BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"), in Bankers Trust's capacity as Syndication Agent and Lender under the Credit Agreement (First Chicago and Bankers Trust in their capacities as Lenders being referred to as the "Original Lenders") and the additional banks identified on the signature pages of this Amendment (the "New Lenders").


                                   RECITALS
                                   --------

     A. Borrower, Guarantors and the Original Lenders entered into a certain Credit Agreement (Bridge Loan) dated as of July 29, 1998 (the "Credit Agreement"). All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     B. Pursuant to the terms of the Credit Agreement, the Original Lenders agreed to provide Borrower with a term loan credit facility in an aggregate principal amount of up to $350,000,000. The parties hereto desire to amend the Credit Agreement in order to, among other things, (i) admit each of the New Lenders as a "Lender" under the Credit Agreement without increasing the Aggregate Commitment; (ii) adjust the respective Percentages and Commitments of the Lenders; and (iii) make certain other modifications to the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  AGREEMENTS
                                  ----------

     1. The foregoing Recitals to this Amendment hereby are incorporated into and made a part of this Amendment.

     2. From and after the "Effective Date", as defined below, each of the Original Lenders and each New Lender shall be considered a "Lender" under the Credit Agreement and the Loan Documents. Borrower, Guarantors and the Original Lenders hereby consent to the addition of each of the New Lenders as a Lender. From and after the Effective Date, each New Lender's Commitment and Percentage shall be as shown below such New Lender's signature block on this Amendment. The adjusted Commitments and Percentages for the Original Lenders are also shown on the signature pages to this Amendment.

     3. The "Effective Date" shall be the date on which all of the following conditions shall have been fulfilled (or waived by the Original Lenders and New Lenders):

               (i)    no Default or Event of Default then exists;

               (ii) Borrower shall have executed and delivered to the Administrative Agent for delivery to each New Lender a Note in the form attached hereto as Exhibit B-2 in the amount of such New Lender's Commitment (each a "Primary Note");

               (iii) Borrower shall have executed and delivered to the Administrative Agent for delivery to each Original Lender an amended and restated Note in the form attached hereto as Exhibit B-3 in the adjusted amount of such Original Lender's Commitment (each a "Primary Note");

               (iv) if any LIBOR Advances are then outstanding, it shall be the last day of the LIBOR Interest Period for such LIBOR Advances, and the only other Advances outstanding on such date shall be Alternate Base Rate Advances;

               (v) Borrower shall have executed and delivered, or caused to be executed and delivered, to the Administrative Agent (and, upon receipt from Borrower, the Administrative Agent shall deliver to the other Lenders) a certificate dated as of the Effective Date signed by Borrower (i) confirming that no Default or Event of Default exists under the Loan Documents; and (ii) representing and warranting that the Loan Documents are then in full force and effect and that, to the best of their knowledge, Borrower then has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

               (vi) the Original Lenders shall have paid in equal shares to each of the New Lenders the agreed upon upfront fee payable to each such New Lender; and

               (vii) the Borrower, the Guarantors, the Administrative Agent, the Original Lenders and the New Lenders shall have executed this Amendment.

If the Effective Date has not occurred by August 31, 1998, either Borrower or any New Lender may, by written notice to all other parties hereto, elect to terminate this Amendment which thereupon shall have no further force or effect and the Credit Agreement shall continue as if this Amendment had not been executed. The Administrative Agent shall return (or cause to be returned) to the Borrower the Notes previously executed and delivered by the

Borrower to First Chicago and Bankers Trust dated July 29, 1998, in the respective amounts of $175,000,000 each, on or promptly after the Effective Date.

     4. Each New Lender, on the Effective Date, agrees to purchase from each of the Original Lenders, in equal shares, and each of the Original Lenders hereby agrees to sell to each New Lender, in equal shares, without recourse, a portion of the Obligations equal to such New Lender's Percentage of the then outstanding principal balance of each Advance then outstanding and held by the Original Lenders. Such purchases by each New Lender shall not change the aggregate principal amount of all Advances outstanding on the Effective Date. Each such purchase shall be effected by wire transfer of immediately available funds in the appropriate amounts to the Administrative Agent for remittance to each of the Original Lenders on the Effective Date. Borrower irrevocably and unconditionally agrees that from and after the Effective Date the portion of Obligations so funded by each of the New Lenders shall be evidenced by and shall be deemed to be an Advance by such New Lender under such New Lender's Primary Note as of the date of such purchase and shall be treated as such for purposes of calculating interest and fees accruing from and after the date of such purchase under the Credit Agreement (as amended by this Amendment). All interest and fees accruing on such portion of the Obligations prior to the date of such purchase shall be paid when due to the Administrative Agent for remittance to the Original Lenders, as described in the Credit Agreement.

     5. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition before the definition of "Gross Asset Value":

          "Governmental Authority" means any nation or government, any state or
           ----------------------
          other political subdivision thereof and any quasi-governmental agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     6. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition before the definition of "Total Outstanding Indebtedness":

          "The Hughes Corporation" means that certain Delaware corporation which
           ----------------------
          is one of the Pledgors under the Pledge.

     7. Section 2.16(iii) of the Credit Agreement is hereby amended by deleting the words "[intentionally deleted]" and adding in lieu thereof the words "to the payment of the Facility Fee to the Lenders, if then due, and to the payment of all fees to the Administrative Agent on a pro rata basis".

     8. Section 9.4 of the Credit Agreement is hereby amended by adding the word "than" after the word "other" in the second line thereof.

     9. Section 14.13 of the Credit Agreement is hereby amended by deleting the words "and Administrative Agent," after the word "Borrower" in the sixth line thereof.

     10. Section 7(d) of Exhibit K of the Credit Agreement is hereby amended by adding the Roman numeral "(i)" before the word "sell" in the first line thereof and adding after the words "to do so" in the third line thereof the phrase ", or
(ii) sell, assign, exchange or otherwise transfer, or encumber in any manner, any Indebtedness (as defined in the Credit Agreement) owed to such Pledgor by either HHC or HHP, or attempt or contract to do so."

     11. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Agreement" or the "Term Loan Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment. Each Guarantor, in its capacity as a Guarantor under the Guaranty, hereby consents to this Amendment and specifically acknowledges and agrees that its obligations under the Guaranty continue in full force and effect with respect to all of the "Facility Indebtedness" and all "Obligations" (as defined in the Guaranty) which are now or hereafter due to the Lenders or the Administrative Agent under the Credit Agreement as amended by this Amendment.

     12. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks. This Amendment shall be effective on the Effective Date.

     13. The Syndication Agent hereby advises the Borrower, and all parties hereto agree, that the initial syndication of the Facility has been completed as of the date hereof.

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Original Lenders, the New Lenders, and the Administrative Agent have executed this Amendment as of the date first above written.

                              THE ROUSE COMPANY, a Maryland corporation


                              By:________________________________________
                              Title:_____________________________________



                              THE HOWARD HUGHES CORPORATION


                              By:________________________________________
                              Title:_____________________________________



                              HOWARD HUGHES PROPERTIES, INC.


                              By:________________________________________
                              Title:_____________________________________



                              THE HOWARD RESEARCH AND DEVELOPMENT CORPORATION


                              By:________________________________________
                              Title:_____________________________________

                              THE FIRST NATIONAL BANK
                              OF CHICAGO, as Original Lender and as
                              Administrative Agent


                              By:________________________________________
                              Title:_____________________________________

                              Commitment:     $57,968,750
                              Percentage of Aggregate Commitment: 16.5625%

                              Address for Notices:
                              One First National Plaza
                              Chicago, Illinois  60670
                              Attention: Real Estate Finance Division
                              Telephone:  (312) 732-1486
                              Facsimile:  (312) 732-1117



                              BANKERS TRUST COMPANY, as Original Lender and as Syndication Agent


                              By:________________________________________
                              Title:_____________________________________


                              Commitment:     $57,968,750
                              Percentage of Aggregate Commitment: 16.5625%

                              Address for Notices:
                              Bankers Trust Plaza
                              130 Liberty Street
                              New York, New York  10006
                              Attention:  Susan LeBoutillier
                              Telephone:  (212) 250-2418
                              Facsimile:  (212) 669-0752

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as New Lender


                              By:_____________________________________
                              Title:__________________________________

                              Commitment:     $43,750,000
                              Percentage of Aggregate Commitment: 12.5000%

                              Address for Notices:
                              60 Wall Street
                              New York, New York  10260
                              Attention:  Glenda Irving
                              Telephone:  (212) 648-4690
                              Facsimile:  (212) 648-5249


                              THE CHASE MANHATTAN BANK, N.A., as
                              New Lender


                              By:_____________________________________
                              Title:__________________________________

                              Commitment:     $43,750,000
                              Percentage of Aggregate Commitment: 12.5000%

                              Address for Notices:
                              380 Madison Avenue, 10th Floor
                              New York, New York  10017
                              Attention:  Charles Hoagland
                              Telephone:  (212) 622-3270
                              Facsimile:  (212) 622-3369

                              NATIONSBANK N.A., as New Lender


                              By:_____________________________________
                              Title:__________________________________

                              Commitment:     $43,750,000
                              Percentage of Aggregate Commitment: 12.5000%

                              Address for Notices:
                              6610 Rockledge Drive, 6th Floor
                              Bethesda, Maryland 20217
                              Attention:  Mr. Matt Juall
                              Telephone:  (301) 897-7513
                              Facsimile:  (301) 493-2885



                              BANK OF AMERICA NATIONAL TRUST & SAVINGS
                              ASSOCIATION, as New Lender


                              By:_____________________________________
                              Title:__________________________________

                              Commitment:     $32,812,500
                              Percentage of Aggregate Commitment: 9.3750%

                              Address for Notices:
                              Real Estate Group
                              231 South LaSalle Street
                              Chicago, Illinois  60697
                              Attention:  Michael Edwards
                              Telephone:  (312) 828-5175
                              Facsimile:  (312) 974-4970

                              DRESDNER BANK AG, NEW YORK
                              BRANCH AND GRAND CAYMAN BRANCH,
                              as New Lender


                              By:_____________________________________
                              Title:__________________________________

                              Commitment:     $32,812,500
                              Percentage of Aggregate Commitment: 9.3750%

                              Address for Notices:
                              75 Wall Street
                              New York, New York  10005-2889
                              Attention:  Neil J. Crawford
                              Telephone:  (212) 429-2657
                              Facsimile:  (212) 429-2781


                              COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as New Lender


                              By:
                              Title:

                              Commitment:     $21,875,000
                              Percentage of Aggregate Commitment: 6.2500%

                              Address for Notices:

                              2 World Financial Center, 34th Floor
                              New York, New York  10281
                              Attention: Mr. Douglas Traynor
                              Telephone: (212) 266-7569
                              Telecopy:  (212) 266-7576

                              AMSOUTH BANK, as New Lender


                              By:_____________________________________
                              Title:__________________________________

                              Commitment:     $15,312,500
                              Percentage of Aggregate Commitment: 4.3750%

                              Address for Notices:
                              Commercial Real Estate - Loan Department
                              1900 Fifth Avenue, North
                              Birmingham, Alabama 35203
                              Attention: Lawrence B. Clark
                              Telephone: (205) 581-7493
                              Telecopy:  (205) 326-40

EXHIBITS

B-2 --  Form of Note
B-3 --  Form of Amended and Restated Note

EXHIBITS B-2 AND B-3 ARE OMITTED. ANY OMITTED EXHIBIT WILL BE FURNISHED SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST.